UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NanoVibronix, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid: ________________________________________________________________

(2)	Form, Schedule or Registration Statement No.: _______________________________________________

(3)	Filing Party: __________________________________________________________________________

(4)	Date Filed: ___________________________________________________________________________

525 Executive Blvd.

Elmsford, NY 10523

(914) 233-3004

November 16, 2021

Dear Stockholders:

We cordially invite you to attend a special meeting of the stockholders (the “Special Meeting”) of NanoVibronix, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), which will be held on December 21, 2021, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/NAOV2021SM2. In light of the ongoing developments related to the novel coronavirus (“COVID-19”), the Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote, view the list of stockholders entitled to vote at the Special meeting and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM2 and entering the 16-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement. Details regarding the Special Meeting and the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Stockholders Meeting and proxy statement. You are entitled to vote at our Special Meeting and any adjournments, continuations or postponements thereof only if you were a stockholder as of November 5, 2021.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Special Meeting online, please vote as promptly as possible by following the instructions in the accompanying proxy statement to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting online during the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the accompanying proxy card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the meeting and vote online during the meeting.

On behalf of the board of directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the Special Meeting online.

If you have any questions regarding the attached proxy statement or need assistance in voting your shares of common stock, please contact our proxy solicitor, Kingsdale Advisors, by telephone at 1-877-657-5856 (stockholders) and 416-867-2272 (brokers, banks and other nominees), or by email at contactus@kingsdaleadvisors.com.

Thank you for your ongoing support of our Company.

By order of the Board of Directors,

/s/ Brian Murphy
Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.

525 Executive Blvd.

Elmsford, New York 10523

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 21, 2021

Notice is hereby given that a special meeting of the stockholders (the “Special Meeting”) of NanoVibronix, Inc., a Delaware corporation (the “Company”), will be held on December 21, 2021, at 10:00 a.m. Eastern time via a live webcast on the Internet. You will be able to virtually attend the Special Meeting online, vote and submit questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM2 during the meeting. Only stockholders of record of our common stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock on November 5, 2021 (the “Record Date”) will be entitled to vote at the Special Meeting and any adjournments, continuations or postponements thereof that may take place. We are holding the Special Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1	To approve an amendment to the NanoVibronix 2014 Long-Term Incentive Plan (as amended, the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 1,500,000 shares to a total of 3,346,286 shares (the “Plan Amendment Proposal”).

Stockholders are referred to the proxy statement accompanying this notice for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors has determined that the proposal listed above is in the best interests of the Company and its stockholders and has approved such proposal. The Board of Directors recommends a vote FOR the Plan Amendment Proposal (Proposal 1).

The Board of Directors has fixed the close of business on November 5, 2021 as the Record Date for the Special Meeting. Only stockholders of record of our common stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock on the Record Date are entitled to receive notice of the Special Meeting, and only stockholders of record of our common stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock are entitled to vote at the Special Meeting or at any postponement(s) or, continuations(s), or adjournment(s) of the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our offices during regular business hours for the 10 calendar days prior to the Special Meeting and online during the Special Meeting.

YOUR VOTE AT THE SPECIAL MEETING IS IMPORTANT.

Whether or not you plan to attend the Special Meeting online, we urge you to vote your shares as promptly as possible by Internet, telephone or mail.

On behalf of our entire Board of Directors, we thank you for your continued support.

By Order of the Board of Directors,

/s/ Brian Murphy
Brian Murphy
Chief Executive Officer and Director

NanoVibronix, Inc.

525 Executive Blvd.

Elmsford, New York 10523

(914) 233-3004

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

To Be Held on December 21, 2021

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company” or “NanoVibronix” refer to NanoVibronix, Inc., a Delaware corporation and its consolidated subsidiary as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share (“Common Stock”), our Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred Stock”) and our Series E Convertible Preferred Stock, par value $0.001 per share (“Series E Preferred Stock”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NanoVibronix, Inc. to be voted at the Company’s Special Meeting of Stockholders (the “Special Meeting”) to be held on December 21, 2021, and at any adjournment, continuation or postponement thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”). The Special Meeting will be held virtually via a live webcast on the Internet on December 21, 2021 at 10:00 a.m. Eastern time. This proxy statement and accompanying form of proxy are dated November 16, 2021 and are expected to be first sent or given to stockholders on or about November 17, 2021.

If you held shares of our Common Stock, Series C Preferred Stock or Series E Preferred Stock at the close of business on November 5, 2021 (the “Record Date”), you are invited to attend the Special Meeting virtually at www.virtualshareholdermeeting.com/NAOV2021SM2 and vote on the proposal described in this proxy statement.

The executive offices of the Company are located at, and the mailing address of the Company is, 525 Executive Blvd., Elmsford, NY 10523.

The Company will pay the costs of soliciting proxies from stockholders. We have retained Kingsdale Advisors to assist in the solicitation of proxies for a fee of $8,000 plus reimbursement of expenses. In addition to solicitation by mail and by Kingsdale Advisors, our directors, officers and employees may solicit proxies on behalf of the Company, without additional compensation, by telephone, facsimile, mail, on the Internet or in person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on December 21, 2021: Pursuant to SEC rules, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at www.proxyvote.com.

1

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.”

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (“SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the following proposal:

● A proposal to amend the NanoVibronix 2014 Long-Term Incentive Plan (as amended, the “2014 Plan”), to increase the aggregate number of shares of common stock reserved for issuance under the 2014 Plan by an additional 1,500,000 shares to a total of 3,346,286 shares (the “Plan Amendment Proposal”).

2

What is the record date and what does it mean?

The Record Date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on November 5, 2021. The Record Date is established by the Board as required by Delaware law. On the Record Date, 27,844,793 shares of Common Stock were issued and outstanding. On the Record Date, there were no shares of Series C Preferred Stock issued and outstanding and the holder of the Series C Preferred Stock is entitled to 0 votes, subject to the beneficial ownership limitation, on the proposal described in this proxy statement. On the Record Date, there were no shares of Series E Preferred Stock issued and outstanding and the holder of the Series E Preferred Stock is entitled to 0 votes, subject to the beneficial ownership limitation, on the proposal described in this proxy statement. See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock, the Series C Preferred Stock, subject to the beneficial ownership limitation, and Series E Preferred Stock, subject to the beneficial ownership limitation, at the close of business on the Record Date may vote at the Special Meeting.

What are the voting rights of the stockholders?

The Company has three classes of voting stock: Common Stock, Series C Preferred Stock and Series E Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on each matter to be acted upon at the Special Meeting. Each holder of Series C Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series C Preferred Stock held by such holder are then convertible (subject to the 9.99% beneficial ownership limitation) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of Series C Preferred Stock vote together with the holders of Common Stock as a single class, on an as-converted basis (and subject to the beneficial ownership limitation) except as provided by law, and except that the consent of holders of a majority of the outstanding Series C Preferred Stock is required to amend the terms of the Series C Preferred Stock. Each holder of Series E Preferred Stock is entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series E Preferred Stock held by such holder are then convertible (subject to the 9.99% beneficial ownership limitation) with respect to any and all matters presented to the stockholders for their action or consideration. Holders of Series E Preferred Stock vote together with the holders of Common Stock as a single class, on an as-converted basis (and subject to the beneficial ownership limitation) except as provided by law, and except that the consent of holders of a majority of the outstanding Series E Preferred Stock is required to amend the terms of the Series E Preferred Stock. Holders of our Common Stock, Series C Preferred Stock (voting on an as-converted basis) and Series E Preferred Stock (voting on an as-converted basis) will vote together as a single class on all matters described in this proxy statement.

When and where is the Special Meeting and what do I need to be able to attend online?

The Special Meeting will be held on December 21, 2021, at 10:00 a.m. Eastern time at www.virtualshareholdermeeting.com/NAOV2021SM2. Any stockholder who owns our Common Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock can attend the Special Meeting online.

3

You will be able to attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/NAOV2021SM2. To participate in the virtual meeting, you will need a 16-digit control number included on your proxy card or voting instruction form, as applicable. The meeting webcast will begin promptly at 10:00 a.m. Eastern time. We encourage you to access the meeting prior to the start time and you should allow ample time for the check-in procedures. Because the Special Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.

How do I cast my vote?

If you are a stockholder of record, there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on December 20, 2021 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you access the website);

(2)	By toll-free telephone at 1-800-690-6903, until 11:59 p.m. Eastern time on December 20, 2021 (have your 16-digit stockholder control number, which can be found on your proxy card, in hand when you call);

(3)	By completing, signing, dating and mailing your proxy card in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717; or

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.com/NAOV2021SM2. You will need your 16-digit stockholder control number, which can be found on your proxy card, in hand when you vote online during the Special Meeting.

By completing and submitting a proxy, you will direct the designated persons (known as “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Stephen Brown to serve as the proxy for the Special Meeting.

In order to be counted, proxies submitted by telephone or Internet must be received by 11:59 p.m. Eastern time on December 20, 2021. Proxies submitted by U.S. mail must be received before the start of the Special Meeting.

Your proxy will be voted according to your instructions. If you are a stockholder of record and do not vote via the Internet or telephone or by returning a signed proxy card, your shares will not be voted unless you virtually attend the Special Meeting and vote your shares online. If you vote via the Internet or telephone and do not specify contrary voting instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. Similarly, if you sign and submit your proxy card or voting instruction card with no instructions, your shares will be voted in accordance with the recommendations of our Board on all matters, and in the discretion of proxy holders as to any other matters that may properly come before the meeting or any adjournment, continuation or postponement thereof. We know of no other business to be considered at the Special Meeting.

If your shares are registered in the name of a broker, bank or other nominee (typically referred to as being held in “street name”), there are four ways to vote:

(1)	By Internet at www.proxyvote.com 24 hours a day, seven days a week, until 11:59 p.m. Eastern time on December 20, 2021 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you access the website);

(2)	By toll-free telephone at 1-800-454-8683, until 11:59 p.m. Eastern time on December 20, 2021 (have your 16-digit stockholder control number, which can be found on your voting instruction form, in hand when you call);

(3)	By completing, signing, dating and mailing your voting instruction form in the postage-paid envelope provided to you; or

4

(4)	Online during the Special Meeting at www.virtualshareholdermeeting.comNAOV2021SM2. You will need your 16-digit shareholder control number, which can be found on your voting instruction form, in hand when you vote online during the Special Meeting.

In the event you do not provide instructions on how to vote, your broker will have authority to vote your shares. Under the rules that govern brokers who are voting with respect to shares that are held in street name, brokers have the discretion to vote such shares on “routine” matters, but not on “non-routine” matters. The NYSE has informed us that the Plan Amendment Proposal is a “non-routine” matter. Accordingly, your broker, bank or other nominee may not vote your shares without receiving instructions from you on Proposal 1 (Plan Amendment Proposal). A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

What are my choices when voting?

When you cast your vote on:

Proposal 1:	You may vote FOR the proposal, AGAINST the proposal or ABSTAIN.

How does the Board recommend I vote on the proposal?

The Board recommends you vote:

● “FOR” the Plan Amendment Proposal.

What is a “quorum?”

A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to properly hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence at the Special Meeting, in person or by proxy, of one-third of the voting power of all issued and outstanding shares of our Common Stock (including shares of Common Stock represented by Series C Preferred Stock or Series E Preferred Stock, in each case voting on an as-converted basis) entitled to vote on the Record Date will constitute a quorum at the Special Meeting. Abstentions, withheld votes, and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares; however, as discussed above, the proposal currently scheduled to be considered at the Special Meeting is “non-routine,” and accordingly, we do not expect any broker non-votes.

5

What vote is required to approve each item?

The following table sets forth the voting requirement with respect to the proposal:

Proposal 1 – Plan Amendment Proposal.	To be approved by stockholders, this proposal must receive the affirmative “FOR” vote of the holders of a majority in aggregate of the votes cast affirmatively or negatively by holders of our Common Stock (including shares of Common Stock represented by Series C Preferred Stock, voting on an as-converted basis, and Series E Preferred Stock, voting on an as-converted basis), represented in person or by proxy at the Special Meeting and entitled to vote on such proposal.

How are abstentions and broker non-votes treated?

Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Special Meeting), an abstention and a broker non-vote will have no effect on the Plan Amendment Proposal. As described above, the NYSE has informed us that the Plan Amendment Proposal is a “non-routine” matter. Accordingly, your broker, bank or other nominee may not vote your shares without receiving instructions from you on Proposal 1 (Plan Amendment Proposal) and we do not expect any broker non-votes. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against the proposal.

Can I revoke or change my proxy?

You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Special Meeting will be counted), by signing and returning a proxy card or voting instructions form with a later date, or by attending the Special Meeting and voting via the virtual meeting website. However, your attendance at the Special Meeting will not automatically revoke your proxy unless you vote again at the Special Meeting or specifically request that your prior proxy is revoked by delivering to the Company’s corporate secretary at 525 Executive Blvd., Elmsford, NY 10523, a written notice of revocation prior to the Special Meeting.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of the stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What does it mean if I get more than one set of voting materials?

Your shares are probably registered in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Whom do I call if I have questions?

If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact the firm assisting us in the solicitation of proxies, Kingsdale Advisors. Brokers, banks and other nominees may call 416-867-2272. Stockholders may call toll-free 1-877-657-5856. Or you may contact Kingsdale Advisors by email at contactus@kingsdaleadvisors.com.

Where can I find the voting results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting. The final results will be published in a Current Report on Form 8-K to be filed by us with the SEC within four business days of the meeting.

6

PROPOSAL 1

APPROVAL OF AMENDMENT TO NANOVIBRONIX, INC. 2014 LONG-TERM

INCENTIVE PLAN

The board of directors is seeking the approval of our stockholders of an amendment to the NanoVibronix 2014 Long-Term Incentive Plan (the “2014 Plan”), which was adopted by the board of directors effective as of November 1, 2021, subject to stockholder approval (the “Plan Amendment”). The 2014 Plan was originally approved by our board of directors on February 19, 2014, and by our stockholders at our annual meeting held on February 28, 2014. The 2014 Plan consists of two components, the primary plan document which governs all awards granted under the 2014 Plan, and one sub-part appendix: Israeli Appendix to the Company’s 2014 Long-Term Incentive Plan (the “Israeli Appendix”), designated for the purpose of grants of stock options to participants who are, or are deemed to be, residents of the State of Israel for the purposes of tax payment.

Under the 2014 Plan, we originally reserved a total of five million (5,000,000) shares of our common stock for issuance pursuant to awards to key employees, key contractors, and non-employee directors. On May 7, 2014, we effected a one-for-seven reverse stock split of our common stock. Consequently, the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan was reduced to seven hundred fourteen thousand two hundred eighty-six (714,286) shares, and the maximum number of shares of our common stock covered by awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year was reduced to one hundred forty-two thousand eight hundred fifty-seven (142,857) shares. On June 13, 2018, the stockholders approved an amendment to the 2014 Plan to increase (i) the number of shares of our common stock reserved for issuance pursuant to awards under the 2014 Plan by an additional seven hundred fifty thousand (750,000) shares of our common stock, to a total of one million four hundred sixty-four thousand two hundred eighty-six (1,464,286) shares of our common stock, and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year to a total of two hundred seventy-five thousand (275,000) shares of our common stock. On June 13, 2019, the stockholders approved a second amendment to the 2014 Plan to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by four hundred thousand (400,000) shares of our common stock, to a total of one million eight hundred sixty-four thousand two hundred eighty- six (1,864,286) shares of our common stock, and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year to a total of three hundred fifty four thousand two hundred fourteen (354,214) shares of our common stock. The Plan Amendment increases (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by one million five hundred thousand (1,500,000) shares of our common stock, to a total of three million three hundred forty-six thousand two hundred eighty-six (3,346,286) shares of our common stock, and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year to six hundred sixty-nine thousand two hundred fifty-seven (669,257) shares of our common stock.

7

The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable federal tax laws. The 2014 Plan is administered by the compensation committee of our board of directors.

A copy of the Plan Amendment, the Second Amendment, the Third Amendment and the 2014 Plan are included as Annex A, Annex B, Annex C and Annex D, respectively, to this Proxy Statement. Below is a summary of certain key provisions of the Plan Amendment and the 2014 Plan, which are qualified in their entirety by reference to the full text of the Plan Amendment and the 2014 Plan.

8

Summary of the Proposed Plan Amendment

Our board of directors adopted the Plan Amendment effective as of November 1, 2021, subject to stockholder approval, to increase (i) the number of shares of our common stock available for issuance pursuant to awards under the 2014 Plan by one million five hundred thousand (1,500,000) shares, to a total of three million three hundred forty-six thousand two hundred eighty-six (3,346,286) shares of our common stock, and (ii) the maximum number of shares of our common stock covering awards of stock options or stock appreciation rights that could be granted to certain of our executive officers during any calendar year to six-hundred sixty-nine thousand two-hundred fifty-seven (669,257) shares of our common stock.

Description of the 2014 Plan

Purpose. The purpose of the 2014 Plan is to enable us to remain competitive and innovative in our ability to attract and retain the services of key employees, key contractors, and non-employee directors. The 2014 Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The 2014 Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of key employees, key contractors, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

Effective Date and Expiration. The 2014 Plan was originally approved by our board of directors on February 19, 2014, and became effective upon stockholder approval on February 28, 2014. The 2014 Plan will terminate on February 19, 2024, unless sooner terminated by our board of directors. No award may be made under the 2014 Plan after its termination date, but awards made prior to the termination date may extend beyond that date.

Share Authorization. Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the 2014 Plan, prior to the adoption of the Plan Amendment and after giving effect to a one-for-seven reverse stock split that occurred on May 7, 2014 and the prior amendments, is one million eight hundred sixty-four thousand two hundred eighty- six (1,864,286) shares, of which 100% may be delivered pursuant to incentive stock options. If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards under the 2014 Plan will be increased to three million three hundred forty-six thousand two hundred eighty-six (3,346,286) shares. Subject to certain adjustments, with respect to any participant who is an officer of our company and subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), prior to the adoption of the Plan Amendment, a maximum of three hundred fifty four thousand two hundred fourteen (354,214) shares may be granted in any one year in the form of stock options or stock appreciation rights to such participant. If the Plan Amendment is approved, the total number of shares that may be granted in any one year in the form of stock options or stock appreciation rights to such participants will be six hundred sixty-nine thousand two hundred fifty-seven (669,257) shares.

9

Shares to be issued may be made available from authorized but unissued shares of our common stock, shares held by us in our treasury, or shares purchased by us on the open market or otherwise. During the term of the 2014 Plan, we will at all times reserve and keep enough shares available to satisfy the requirements of the 2014 Plan. If an award under the 2014 Plan is cancelled, forfeited, or expires, in whole or in part, the shares subject to such forfeited, expired, or cancelled award may again be awarded under the 2014 Plan. In the event that previously acquired shares are delivered to us in full or partial payment of the option price for the exercise of a stock option granted under the 2014 Plan, the number of shares available for future awards under the 2014 Plan shall be reduced only by the net number of shares issued upon the exercise of the stock option or settlement of an award. Awards that may be satisfied either by the issuance of common stock or by cash or other consideration shall be counted against the maximum number of shares that may be issued under the 2014 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares. An award will not reduce the number of shares that may be issued pursuant to the 2014 Plan if the settlement of the award will not require the issuance of shares, as, for example, a stock appreciation right that can be satisfied only by the payment of cash. Only shares forfeited back to us; shares cancelled on account of termination, expiration, or lapse of an award; shares surrendered in payment of the option price of an option; or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of a stock option shall again be available for grant as incentive stock options under the 2014 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares that may be delivered pursuant to incentive stock options.

Administration. The 2014 Plan is administered by the compensation committee of our board of directors (the “Committee”). At any time there is no Committee to administer the 2014 Plan, any reference to the Committee is a reference to the board of directors. The Committee will determine the persons to whom awards are to be made; determine the type, size, and terms of awards; interpret the 2014 Plan; establish and revise rules and regulations relating to the 2014 Plan and any sub-plans, including, without limitation, any sub-plans for awards made to participants who are not residents of the United States; establish performance goals for awards and certify the extent of their achievement; and make any other determinations that it believes necessary for the administration of the 2014 Plan. The Committee may delegate certain duties to one or more of our officers as provided in the 2014 Plan.

Eligibility. Employees (including any employee who is also a director or an officer), contractors, and non-employee directors of us or our subsidiaries whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance are eligible to participate in the 2014 Plan. As of the Record Date, we had 16 employees, 8 contractors, and 5 directors who would be eligible for awards under the 2014 Plan.

Stock Options. The Committee may grant either incentive stock options (“ISOs”) qualifying under Section 422 of the Code or nonqualified stock options, provided that only employees of us and our subsidiaries (excluding subsidiaries that are not corporations) are eligible to receive ISOs. Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or any parent or subsidiary), a term exceeding five years.

10

Recipients of stock options may pay the option price (i) in cash, check, bank draft, or money order payable to the order of the Company; (ii) by delivering to us shares of common stock (included restricted stock) already owned by the participant having a fair market value equal to the aggregate option price and that the participant has not acquired from us within six months prior to the exercise date; (iii) by delivering to us or our designated agent an executed irrevocable option exercise form together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to us, to sell certain of the shares purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to us the amount of sale or loan proceeds necessary to pay the purchase price; and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand-alone award, or freestanding SARs, or in conjunction with options granted under the 2014 Plan, or tandem SARs. SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the fair market value of a share of our common stock on the date of grant. The grant price of a SAR cannot be less than 100% of the fair market value of a share of our common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including, without limitation, the methods by or forms in which shares will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no freestanding SAR may have a term exceeding 10 years and no tandem SAR may have a term exceeding the term of the option granted in conjunction with the tandem SAR. Distributions to the recipient may be made in common stock, cash, or a combination of both as determined by the Committee.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of our common stock that may not be sold, assigned, transferred, pledged, hypothecated, encumbered, or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period as specified by the Committee. Restricted stock units are the right to receive shares of common stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made; the number of shares or units to be granted; the price to be paid, if any; the time or times within which the shares covered by such grants will be subject to forfeiture; the time or times at which the restrictions will terminate; and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with us, the passage of time, or other restrictions or conditions. Except as otherwise provided in the 2014 Plan or the applicable award agreement, a participant shall have, with respect to shares of restricted stock, all of the rights of a stockholder of the Company holding the class of common stock that is the subject of the restricted stock, including, if applicable, the right to vote the common stock and the right to receive any dividends thereon.

Dividend Equivalent Rights. The Committee is authorized to grant a dividend equivalent right to any participant, either as a component of another award or as a separate award, conferring on the participant the right to receive credits based on the cash dividends that would have been paid on the shares of common stock specified in the award as if such shares were held by the participant. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares. Any such reinvestment shall be at the fair market value at the time thereof. A dividend equivalent right may be settled in cash, shares, or a combination thereof.

Performance Awards. The Committee may grant performance awards payable in cash, shares of common stock, other consideration, or a combination thereof at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2014 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance issued thereunder. In addition, to the extent we intended for Section 162(m) of the Code to apply to any Grandfathered Awards (as defined in the Million Dollar Deduction Limit and Other Tax Matters section below), no participant has received in any calendar year Grandfathered Awards with an aggregate value of more than four million dollars ($4,000,000), based on the fair market value of shares of our common stock at the time such awards were granted. In certain circumstances, the Committee may, in its discretion, determine that the amount payable with respect to certain performance awards will be reduced from the amount of any potential awards. However, the Committee may not, in any event, increase the amount of compensation payable to an individual upon the attainment of a performance goal intended to satisfy the requirements of Section 162(m) of the Code. With respect to a performance award that is not intended to satisfy the requirements of Section 162(m) of the Code, if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in our business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

11

Performance Goals. Awards of restricted stock, restricted stock units, performance awards, and other awards under the 2014 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria (“Performance Criteria”): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality, or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational, or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings, or similar extraordinary business transactions; sales growth; price of the shares; return on assets, equity, or stockholders’ equity; market share; inventory levels, inventory turn, or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure our performance as a whole or any of our business units and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting regulations or laws; (iv) the effect of a merger or acquisition, as identified in our quarterly and annual earnings releases; or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with our financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award, which is consistently applied and identified in the Company’s audited financial statements, including in footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a performance goal.

Israeli Awards

For persons subject to the Israeli Income Tax Ordinance [New Version], 5721-1961 (the “Ordinance”), the Committee is authorized to grant stock options pursuant to the terms of the Israeli Appendix. The Committee may grant to participants who are employees and office holders options under Section 102 of the Ordinance (“Section 102 Options”) and to Controlling Shareholders (as defined in the Israeli Appendix) and non-employee participants options under Section 3(i) of the Ordinance (“Section 3(i) Options”). The Committee may designate Section 102 Options as “Approved 102 Options,” for which the options and shares upon exercise must be held in trust and granted through a trustee, or as “Unapproved 102 Options,” for which the options and shares upon exercise do not have to be held in trust. As described further below, the determination of the Committee as to the taxation route of the stock options, the type of option, and duration of time the option and shares upon exercise are held in trust will determine the tax consequences to the participant. Of the Approved 102 Options, the Committee may grant options as “Ordinary Income Options,” for which the options and shares upon exercise must be held in trust for twelve (12) months from the date of grant, or as “Capital Gain Options,” for which the options and shares upon exercise must be held in trust for twenty-four (24) months from the date of grant. If the requirements of the Approved 102 Options are not met, the options are regarded as Unapproved 102 Options.

Section 3(i) Options and the shares upon exercise may, but need not, be held in trust as well, depending upon the agreement between the Committee, the participant, and the trustee of the trust. Israeli participants can be granted other types of options under the 2014 Plan, but some of them will require a pre-ruling from the Israeli Tax Authorities in order to be deemed Approved 102 Options.

Other Awards. The Committee may grant other forms of awards, based upon, payable in, or that otherwise relate to, in whole or in part, shares of common stock, if the Committee determines that such other form of award is consistent with the purpose and restrictions of the 2014 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2014 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards. Except as otherwise determined by the Committee, restricted stock will be forfeited upon a participant’s termination of service during the applicable restriction period.

Awards granted under the 2014 Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of certain awards to (i) the spouse (or former spouse), children, or grandchildren of the participant (“Immediate Family Members”); (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members; (iii) a partnership in which the only partners are (x) such Immediate Family Members, and/or (y) entities which are controlled by Immediate Family Members; (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision; or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the applicable award agreement pursuant to which such award is granted must be approved by the Committee and must expressly provide for such transferability, and (z) subsequent transfers of transferred awards shall be prohibited except those by will or the laws of descent and distribution.

12

Adjustments Upon Changes in Capitalization. In the event that any dividend or other distribution, recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2014 Plan; (iv) the option price of each outstanding award; (v) the amount, if any, we pay for forfeited shares in accordance with the terms of the 2014 Plan; and (vi) the number of or exercise price of shares then subject to outstanding SARs previously granted and unexercised under the 2014 Plan to the end that the same proportion of our issued and outstanding shares of common stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2014 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which we are subject.

Amendment or Discontinuance of the 2014 Plan. The board of directors may, at any time and from time to time, without the consent of participants, alter, amend, revise, suspend, or discontinue the 2014 Plan in whole or in part; provided, however, that (i) no amendment that requires stockholder approval in order for the 2014 Plan and any awards under the 2014 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code (including any successors to such sections, or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our stockholders entitled to vote on the amendment; and (ii) unless required by law, no action by the board of directors regarding amendment or discontinuance of the 2014 Plan may adversely affect any rights of any participants or obligations of us to any participants with respect to any outstanding awards under the 2014 Plan without the consent of the affected participant.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the 2014 Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus one percent (1%) and a twenty percent (20%) penalty tax. Certain performance awards, stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for U.S. federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the U.S. federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired by exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: two years after the date the ISO was granted or one year after the shares were transferred to the participant (referred to as the “Holding Period”). If a participant disposes of shares acquired by exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired by exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired by exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the shares.

13

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares to recognize ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards. In the case of an award of restricted stock units, performance awards, dividend equivalent rights, or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

14

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise of an award under the 2014 Plan is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during the taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities), and (y) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017 (each, a “Grandfathered Award”), so long as the contract is not materially modified after that date. To the extent that compensation is payable pursuant to a Grandfathered Award, and if we determine that Section 162(m) of the Code will apply to such Grandfathered Award, the Company intends to interpret and operate the 2014 Plan so that the terms of the Grandfathered Award will not be materially modified and will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

If an individual’s rights under the 2014 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

Israeli Income Tax Consequences

The following description of the Israel income tax consequences of awards under Israeli Appendix of the 2014 Plan is general and does not purport to be complete.

Pursuant to Section 102 of the Ordinance, which came into effect on January 1, 2003, options, shares, and other securities (including Restricted Shares) (together “Options”) may be granted through a trustee (i.e., Approved 102 Options) or not through a trustee (i.e., Unapproved 102 Options). The following is a brief discussion of the tax consequences applicable to both types of Section 102 Options.

Grant Through a Trustee

Options granted through a trustee and held in trust are made either through the capital gains tax track (i.e., Capital Gains Options) or the compensation income tax track (i.e., Ordinary Income Options). Capital Gains Options and Ordinary Income Options can be granted only through a trustee. Under the capital gains tax track, the Capital Gains Options and the underlying shares have to be held in trust for at least twenty-four (24) months from their date of grant. Any gain made on the sale of shares following the twenty-four (24) month period is subject to a capital gains tax at a current rate of twenty-five percent (25%); the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Generally, Capital Gains Options are not taxed on their date of grant. However, in the event that the exercise price of the options is less than the fair market value of the Company’s common stock on the date of grant, a portion of the gain will be deemed compensation income, taxable at the personal marginal tax rate of the participant. The payment of such tax is made at the time of exercise of the Capital Gains Options. The portion of the gain that is deemed compensation income is the difference between the average value of the shares as listed on the stock exchange during the thirty (30) day period prior to the date of grant and the exercise price of the option. If the Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the twenty-four (24) month period, any resulting income (cash or equivalent) is taxed as compensation income. If the options have not been exercised and transferred from the trustee to the beneficiary, the taxable amount of income is the value of the option. If the options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

15

Under the compensation income tax track, the Ordinary Income Options and the underlying shares have to be held in trust for at least twelve (12) months from their date of grant. Any gain made on the sale of shares is subject to compensation income tax at the personal marginal tax rate of the respective participant; the amount of gain is the difference between the sales proceeds from the sale of shares and the exercise price paid for such shares. Ordinary Income Options are not taxed on their date of grant, but rather when the options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary. At such time, if the options have not been exercised, the taxable amount of income is value of the Option. If the Options have been exercised, the taxable amount of income is the difference between the aggregate fair market value of the shares at the time of such sale or transfer and the aggregate exercise price paid for such shares.

A corporate tax deduction is available for the employer in the tax year in which tax is withheld. The deductible amount is equal to any amount included by a participant as compensation income, except when a participant is granted Capital Gains Options, including in the event that such Capital Gains Options or the underlying shares of such options are sold by the trustee or transferred from the trustee to the beneficiary before the end of the applicable twenty-four (24) month period. In such event, any resulting income to the participant is deemed to be compensation income for tax purposes, but there would be no corresponding corporate tax deduction available to the employer.

Grant Not Through a Trustee

In the case of Options not made through a trustee, if the shares are non-marketable securities, the Option will not be subject to tax at the date of grant of the option or the exercise of the Option. However, ordinary income tax will be payable upon the sale of the shares acquired upon exercise of the Option. The taxable amount will be the sales proceeds less the aggregate exercise price paid by the participant. If the shares covered by the option have a market value, then the value of the Option is treated as compensation income, and subject to tax at the date of grant. There is no tax upon the exercise of the Option. However, capital gains tax will be payable on the sale of the shares upon exercise of the Option. The taxable amount will be the sales proceeds, less the value that was taxed at the date of grant and the aggregate exercise price paid by the participant.

Grant of Section 3(i) Options

Options under Section 3(i) of the Ordinance may be granted to Controlling Shareholders, consultants, and controlling stockholders (which are excluded from the term employees under Section 102 of the Ordinance). Grants of Options for shares which are non-marketable are not taxed under the income tax rules on the date of grant, but such event creates VAT liability. However, they are subject to tax at the time of exercise at the ordinary income tax rate, and at the day such shares are sold at the capital gains tax rate. The difference between the fair market value of the shares at the time of exercise and the exercise price is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate. Grants of Options for shares which have a market value are subject to tax on the date of grant, exercise of the Option, and the sale of the shares. The value of the Option is taxed on the date of grant at the ordinary income tax rate. The difference between the fair market value of the shares at the time of exercise and the sum of the exercise price and the amounts previously taxed at grant, is taxed at the ordinary income tax rate. Any gain above such value at the time of sale of the shares is taxed at the capital gains rate.

Other Stock Incentives

All other awards under the Israeli Appendix need tax ruling from the Israeli Tax Authority for the postponement of the tax event arising from the issuance thereof. Otherwise there is an immediate tax event.

Interest of Directors and Executive Officers.

All members of our board of directors and all of our executive officers are eligible for awards under the 2014 Plan and, thus, have a personal interest in the approval of the Plan Amendment.

New Plan Benefits

With respect to the increased number of shares reserved under the 2014 Plan pursuant to the Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the 2014 Plan because the grant of awards and the terms of such awards are to be determined in the sole discretion of the Committee.

The fair market value of our common stock is $1.68 per share based on the closing price of our common stock on November 5, 2021.

Vote Required

The affirmative vote of the holders of a majority in aggregate of the votes cast affirmatively or negatively by holders of our Common Stock (including shares of Common Stock represented by Series C Preferred Stock, voting on an as-converted basis, and by Series E Preferred Stock, voting on an as-converted basis), represented in person or by proxy at the Special Meeting, and entitled to vote on such proposal, is required for the approval of the Plan Amendment Proposal.

The board of directors recommends a vote FOR the Plan Amendment Proposal.

16

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of November 5, 2021 by:

●	each person known by us to beneficially own more than 5.0% of our Common Stock;

●	each of our directors;

●	each of the named executive officers identified in the “Summary Compensation Table” under “Executive Compensation” in the Company’s definitive proxy statement filed with the SEC on April 30, 2021; and

●	all of our directors and executive officers as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o NanoVibronix, Inc., 525 Executive Blvd, Elmsford, NY 10523. As of November 5, 2021, we had 27,844,793 shares of Common Stock, 0 shares of Series C Preferred Stock, 153 shares of Series D Preferred Stock and 0 shares of Series E Preferred Stock outstanding.

17

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percentage of Shares Outstanding (1)
5% Owners
None.

Directors and Officers
Stephen Brown	100,000	(2)	*
Harold Jacob, M.D.	209,125	(3)	1.0%
Martin Goldstein, M.D.	204,000	(4)	1.0%
Michael Ferguson	147,500	(5)	1.0%
Thomas R. Mika	160,000	(6)	1.0%
Christopher Fashek	237,000	(7)	1.0%
Brian Murphy	250,000	(8)	1.0%
All directors and executive officers as a group (7 persons)	1,072,785		4.1%

* Represents ownership of less than 1%.

(1)	Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of Common Stock assume the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of November 5, 2021. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person.

(2)	Comprised of 100,000 shares of stock that may be purchased by Mr. Brown upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

(3)	Comprised of (i) 64,178 shares of Common Stock held by Medical Instrument Development Inc., an entity controlled by Dr. Jacob, (ii) 12,362 shares of Common Stock held by Dr. Jacob, and (iii) 119,285 shares of Common Stock that may be purchased by Dr. Jacob upon the exercise of stock options.

(4)	Comprised of 204,000 shares of stock that may be purchased by Dr. Goldstein upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

(5)	Comprised of 147,500 shares of stock that may be purchased by Mr. Ferguson upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

(6)	Comprised of 160,000 shares of stock that may be purchased by Mr. Mika upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

(7)	Comprised of 25,000 shares of Common Stock held by Mr. Fashek and 212,000 shares of stock that may be purchased by Mr. Fashek upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

(8)	Comprised of 250,000 shares of stock that may be purchased by Mr. Murphy upon exercise of stock options that are currently exercisable or exercisable within 60 days following November 5, 2021.

18

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

As previously stated in the Company’s proxy statement filed with the SEC on April 30, 2021, pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing no later than January 10, 2022, after which date such stockholder proposal will be considered untimely. Such proposal must be submitted to the attention of Secretary, at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523.

Stockholders wishing to nominate a director or submit proposals to be presented directly at our next annual meeting instead of by inclusion in the proxy statement for such meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 525 Executive Blvd, Elmsford, NY 10523, no earlier than February 24, 2022 and no later than the close of business on March 26, 2022. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

OTHER MATTERS

The persons designated to vote shares covered by our proxies intend to exercise their judgment in voting such shares on other matters that may properly come before the Special Meeting or any adjournment, continuation or postponements thereof. Management does not expect that any matters other than those referred to in this proxy statement will be presented for action at the Special Meeting or any adjournment, continuation or postponements thereof.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Special Meeting materials addressed to those stockholders. This process, commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Because we utilize the “householding” rules for Special Meeting materials, stockholders who share the same address will receive only one copy of the Special Meeting materials, unless we receive contrary instructions from any stockholder at that address. If you prefer to receive multiple copies of the Special Meeting materials at the same address you share with other stockholders, additional copies will be provided to you promptly upon request. If you are a stockholder of record, you may obtain additional copies at the same address you share with other stockholders by contacting Broadridge Financial Solutions, Inc., either by calling (866) 540-7095, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Eligible stockholders of record receiving multiple copies of the Special Meeting materials can request householding by contacting Broadridge Financial Solutions, Inc. in the same manner. If you are a beneficial owner and hold your shares in a brokerage or custody account, you can request additional copies of the Special Meeting materials at the same address you share with other stockholders or you can request householding by notifying your broker, bank or other nominee.

19

Annex A

THIRD AMENDMENT

TO THE

NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN

This THIRD AMENDMENT TO THE NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of November __, 2021, is made and entered into by NanoVibronix, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, as amended by the First Amendment to the NanoVibronix, Inc. 2014 Long-Term Incentive Plan and the Second Amendment to the NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan, as set forth in Article 5 of the Plan, by an additional one million five hundred thousand (1,500,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is Three Million Three Hundred Forty-Six Thousand Two Hundred Eighty-Six (3,346,286) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is six-hundred sixty-nine thousand, two-hundred fifty-seven (669,257) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

NANOVIBRONIX, INC.

By:
Name:
Title:

A-2

Annex B

SECOND AMENDMENT

TO THE

NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN

This SECOND AMENDMENT TO THE NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of June 13, 2019, is made and entered into by NanoVibronix, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NanoVibronix, Inc. 2014 Long-Term Incentive Plan, as amended by First Amendment to the NanoVibronix, Inc., 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Article 5 of the Plan by an additional four hundred thousand (400,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is One Million Eight Hundred Sixty Four Thousand Two Hundred Eighty Six (1,864,286) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is three hundred fifty four thousand two hundred fourteen (354,214) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

NANOVIBRONIX, INC.

By:	/s/ Stephen Brown
Name	Stephen Brown
Title	CFO and Corporate Secretary

B-1

Annex C

FIRST AMENDMENT

TO THE

NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN

This FIRST AMENDMENT TO THE NANOVIBRONIX, INC. 2014 LONG-TERM INCENTIVE PLAN (this “Amendment”), effective as of June 13, 2018, is made and entered into by NanoVibronix, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Article 9 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Article 5 of the Plan by an additional seven hundred and fifty thousand (750,000) shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval.

NOW, THEREFORE, in accordance with Article 9 of the Plan, the Company hereby amends the Plan as follows:

1. Section 5.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 5.1:

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is One Million Four Hundred Sixty-Four Thousand Two Hundred Eighty-Six (1,464,286) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is Two Hundred Seventy-Five Thousand (275,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

2. This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

NANOVIBRONIX, INC.

By:	/s/ Stephen Brown
Name	Stephen Brown
Title	CFO and Corporate Secretary

C-1

Annex D

NANOVIBRONIX, INC.

2014 LONG-TERM INCENTIVE PLAN

The NanoVibronix, Inc. 2014 Long-Term Incentive Plan (the “Plan”) was adopted by the Board of Directors of NanoVibronix, Inc., a Delaware corporation (the “Company”), effective as of February 19, 2014, subject to approval by the Company’s stockholders.

Article 1

PURPOSE

The purpose of the Plan is to attract and retain the services of key Employees, key Contractors, and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards, Dividend Equivalent Rights, and Other Awards, whether granted singly, or in combination, or in tandem, that will:

(a) increase the interest of such persons in the Company’s welfare;

(b) furnish an incentive to such persons to continue their services for the Company or its Subsidiaries; and

(c) provide a means through which the Company may attract able persons as Employees, Contractors, and Outside Directors.

With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

Article 2

DEFINITIONS

For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

2.1 “Applicable Law” means all legal requirements relating to the administration of equity incentive plans and the issuance and distribution of shares of Common Stock, if any, under applicable corporate laws, applicable securities laws, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, the rules of any foreign jurisdiction applicable to Incentives granted to residents therein, and any other applicable law, rule or restriction.

2.2 “Award” means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an “Incentive”).

2.3 “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

D-2

2.4 “Award Period” means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

2.5 “Board” means the board of directors of the Company.

2.6 “Change in Control” means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

(a) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (c) below;

(b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3rds) of the directors then still in office who either were directors on the effective date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended;

(c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

D-3

For purposes hereof:

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

“Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its Subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

Notwithstanding the foregoing provisions of this Section 2.6, if an Award issued under the Plan is subject to Section 409A of the Code, then an event shall not constitute a Change in Control for purposes of such Award under the Plan unless such event also constitutes a change in the Company’s ownership, its effective control or the ownership of a substantial portion of its assets within the meaning of Section 409A of the Code.

2.7 “Code” means the United States Internal Revenue Code of 1986, as amended.

2.8 “Committee” means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

2.9 “Common Stock” means the common stock, par value $0.001 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

2.10 “Company” means NanoVibronix, Inc., a Delaware corporation, and any successor entity.

2.11 “Contractor” means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person (or any entity employing such person) and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Corporation” means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a “corporation” if it satisfies the definition of a corporation under Section 7701 of the Code.

D-4

2.13 “Date of Grant” means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement.

2.14 “Dividend Equivalent Right” means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

2.15 “Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company; provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, “Employee” shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer under Applicable Law for the relevant period.

2.16 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an officer of the Company or a Subsidiary subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code.

2.18 “Fair Market Value” means, as of a particular date, (a) if the shares of Common Stock are listed on any established national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (b) if the shares of Common Stock are not so listed, but are quoted on an automated quotation system, the closing sales price per share of Common Stock reported on the automated quotation system on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported; (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by the OTC Bulletin Board operated by the Financial Industry Regulation Authority, Inc. or the OTC Markets Group Inc., formerly known as Pink OTC Markets Inc.; or (d) if none of the above is applicable, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

2.19 “Incentive” is defined in Section 2.2 hereof.

2.20 “Incentive Stock Option” means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

2.21 “Independent Third Party” means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

D-5

2.22 “Nonqualified Stock Option” means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

2.23 “Option Price” means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

2.24 “Other Award” means an Award issued pursuant to Section 6.9 hereof.

2.25 “Outside Director” means a director of the Company who is not an Employee or a Contractor.

2.26 “Participant” means an Employee or Contractor of the Company or a Subsidiary or an Outside Director to whom an Award is granted under this Plan.

2.27 “Performance Award” means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

2.28 “Performance Goal” means any of the goals set forth in Section 6.10 hereof.

2.29 “Plan” means this NanoVibronix, Inc. 2014 Long-Term Incentive Plan, as amended from time to time.

2.30 “Reporting Participant” means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

2.31 “Restricted Stock” means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

2.32 “Restricted Stock Units” means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

2.33 “Retirement” means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee; provided, however, in the case of Participants who reside in the European Economic Area, “Retirement” shall mean any Termination of Service as of a date they are eligible for mandatory retirement benefits under local law, without regard to age.

2.34 “SAR” or “Stock Appreciation Right” means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

2.35 “SAR Price” means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

2.36 “Stock Option” means a Nonqualified Stock Option or an Incentive Stock Option.

D-6

2.37 “Subsidiary” means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. “Subsidiaries” means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

2.38 “Termination of Service” occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to serve as an Employee of the Company and its Subsidiaries, for any reason; (ii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason; or (iii) a Contractor of the Company or a Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a “Termination of Service” shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or Contractor or vice versa. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.38, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Termination of Service” for purposes of such Award shall be the definition of “separation from service” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

2.39 “Total and Permanent Disability” means a Participant is qualified for long-term disability benefits under the Company’s or Subsidiary’s disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of “Total and Permanent Disability” for purposes of such Award shall be the definition of “disability” provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

Article 3

ADMINISTRATION

3.1 General Administration; Establishment of Committee. Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the “Committee”). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

D-7

Membership on the Committee shall be limited to those members of the Board who are “outside directors” under Section 162(m) of the Code and “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

3.2 Designation of Participants and Awards.

(a) The Committee or the Board shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

(b) Notwithstanding Section 3.2(a), to the extent permitted by Applicable Law, the Board may, in its discretion and by a resolution adopted by the Board, authorize one or more officers of the Company (an “Authorized Officer”) to (i) designate one or more Employees as eligible persons to whom Awards will be granted under the Plan, and (ii) determine the number of shares of Common Stock that will be subject to such Awards; provided, however, that the resolution of the Board granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award.

3.3 Authority of the Committee. The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules and regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee’s discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

D-8

With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the Exchange Act, Section 422 of the Code, Section 162(m) of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company’s securities are listed or quoted, or any other Applicable Law, to the extent that any such restrictions are no longer required by Applicable Law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

Article 4

ELIGIBILITY

Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of a Corporation shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

Article 5

SHARES SUBJECT TO PLAN

5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is Five Million (5,000,000) shares, of which one hundred percent (100%) may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to an Executive Officer during any calendar year is One Million (1,000,000) shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

5.2 Reuse of Shares. To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment taxes and/or withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

D-9

Article 6

GRANT OF AWARDS

6.1 In General.

(a) The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan by the Board. The Plan shall be submitted to the Company’s stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

(b) If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

(c) Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

D-10

6.2 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant.

6.3 Maximum ISO Grants. The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company’s stock transfer records.

6.4 Restricted Stock. If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

(a) Legend on Shares. The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 15.10 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)(a)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting delivery of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company’s receipt of such request.

D-11

(b) Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

(i) Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

(ii) Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. Certificates for shares of Common Stock free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that each Participant, in connection with the issuance of a certificate for Restricted Stock, shall endorse such certificate in blank or execute a stock power in form satisfactory to the Company in blank and deliver such certificate and executed stock power to the Company.

(iii) The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to Article 12 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

(iv) Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

6.5 SARs. The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

D-12

6.6 Restricted Stock Units. Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) and the regulations and other guidance issued thereunder. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit (or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

6.7 Performance Awards.

(a) The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

D-13

To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company’s business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

(b) Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company’s business and/or remaining in the employ of the Company or a Subsidiary for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

(c) Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $4,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

D-14

6.8 Dividend Equivalent Rights. The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

6.9 Other Awards. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by Applicable Law, or for such other consideration as may be specified by the grant.

6.10 Performance Goals. Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company’s Common Stock; return on assets, equity or stockholders’ equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders (“Performance Criteria”). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Compensation Discussion and Analysis section of the Company’s annual report. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

6.11 Tandem Awards. The Committee may grant two or more Incentives in one Award in the form of a “tandem Award,” so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to one hundred (100) shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

D-15

Article 7

AWARD PERIOD; VESTING

7.1 Award Period. Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

Article 8

EXERCISE OR CONVERSION OF INCENTIVE

8.1 In General. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement.

8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

8.3 Exercise of Stock Option.

(a) In General. If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

D-16

(b) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered.

(c) Issuance of Certificate. Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant’s name (or the person exercising the Participant’s Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant or such other person requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant’s Stock Option in the event of his or her death) as soon as administratively practicable following the Company’s receipt of a written request from the Participant or such other person for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

(d) Failure to Pay. Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant’s Stock Option and right to purchase such Common Stock may be forfeited by the Participant.

D-17

8.4 SARs. Subject to the conditions of this Section 8.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the “Exercise Date”) which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

(a) cash in an amount equal to the excess (if any) of the Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

(b) that number of shares of Common Stock having an aggregate Fair Market Value (as of the Exercise Date, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

(c) the Company may settle such obligation in part with shares of Common Stock and in part with cash.

The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

8.5 Disqualifying Disposition of Incentive Stock Option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

Article 9

AMENDMENT OR DISCONTINUANCE

Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other Applicable Law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

D-18

Article 10

TERM

The Plan shall be effective from the date that this Plan is adopted by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on February 19, 2024, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

Article 11

CAPITAL ADJUSTMENTS

In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan, to the end that the same proportion of the Company’s issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

D-19

Article 12

RECAPITALIZATION, MERGER AND CONSOLIDATION

12.1 No Effect on Company’s Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders and except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

12.3 Exchange or Cancellation of Incentives Where Company Does Not Survive. Except as otherwise provided by Section 12.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

12.4 Cancellation of Incentives. Notwithstanding the provisions of Sections 12.2 and 12.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

(a) giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board’s discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

(b) in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the “Spread”), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

D-20

(c) An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 12.4(a) hereof.

Article 13

LIQUIDATION OR DISSOLUTION

Subject to Section 12.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 11 hereof.

Article 14

INCENTIVES IN SUBSTITUTION FOR

INCENTIVES GRANTED BY OTHER ENTITIES

Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

D-21

Article 15

MISCELLANEOUS PROVISIONS

15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

15.5 Compliance With Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the Exchange Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

15.6 Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

15.7 Tax Requirements. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.7, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to the Award. Such payments shall be required to be made when requested by Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax requirements or provisions that the Committee deems necessary or desirable.

D-22

15.8 Assignability. Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant’s legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 15.8 that is not required for compliance with Section 422 of the Code.

Except as otherwise provided herein, Awards may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of an Award to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Award is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Awards shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term “Participant” shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 15.8.

15.9 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

15.10 Legend. Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

On the face of the certificate:

“Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate.”

On the reverse:

“The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain NanoVibronix, Inc. 2014 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Melville, New York. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan.”

The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

“Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company.”

A copy of this Plan shall be kept on file in the principal office of the Company in Melville, New York.

***************

D-23

IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 28, 2014, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

NANOVIBRONIX, INC.

By:	/s/ Harold Jacob
Name	Harold Jacob
Title	Chief Executive Officer

By:
Name
Title	Secretary

D-24

NanoVibronix Inc.

(THE “COMPANY”)

ISRAELI APPENDIX

TO THE COMPANY’S 2014 LONG-TERM INCENTIVE PLAN

(THE “PLAN”)

1.	GENERAL

1.1.	This appendix, as amended from time to time (the “Appendix”) shall apply only to Participants who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the purposes of tax payment. The provisions specified hereunder shall form an integral part of the Plan.

1.2.	This Appendix is effective with respect to Stock Options to be granted according to the resolution of the Administrator as such term is defined in Section 2 herein and shall comply with Amendment no. 147 of the Israeli Tax Ordinance [New Version], 5721-1961 (the “Ordinance”).

1.3.	This Appendix is to be read as a continuation of the Plan and only refers to Stock Options granted to Israeli Participants so that they comply with the requirements set by the Israeli law in general, and in particular with the provisions of Section 102 of the Ordinance, and any regulations, rules, orders or procedures promulgated thereunder, as may be amended or replaced from time to time. For the avoidance of doubt, except as expressly provided herein, this Appendix does not add to or modify the Plan in respect of any other category of Participants.

1.4.	The Plan and this Appendix are complementary to each other and shall be deemed one. In any case of contradiction, whether explicit or implied, between the provisions of this Appendix and the Plan, the provisions set out in this Appendix shall prevail with respect to Stock Options granted to Israeli Participants.

1.5.	Any capitalized terms not specifically defined in this Appendix shall be construed according to the interpretation given to them in the Plan.

2.	DEFINITIONS

2.1	“Administrator” – means the Board or the Committee as such terms are defined in the Plan.

2.2	“Affiliate” – means any company eligible to be qualified as an “employing company”, with respect to the Company, within the meaning of Section 102(a) of the Ordinance including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended.

2.3	“Approved 102 Stock Option” – means a 102 Stock Option granted pursuant to Section 102(b) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended, and held in trust by a Trustee for the benefit of the Participant, pursuant to Section 102. Approved 102 Stock Options may either be classified as Capital Gain Stock Options or as Ordinary Income Stock Options.

2.4	“Capital Gain Stock Option” or “ CGSO” – means an Approved 102 Stock Option elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) of the Ordinance.

2.5	“Companies Law” – means the Israeli Companies Law, 5759-1999, including any rules and regulations promulgated thereunder and any provisions of the Companies Ordinance [New Version], 5743-1983 still in effect, as amended from time to time.

1

2.6	“Controlling Shareholder” – means a controlling shareholder (“Ba’al Shlita”) as such term is defined in Section 32(9) of the Ordinance.

2.7	“Date of Grant” – shall have the meaning ascribed to it in Section 2.13 of the Plan, provided however, that for the purposes of this Appendix, such date shall not be earlier than the first date on which the Company is permitted to effect Stock Option grants under this Appendix and under the provisions of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended. For the avoidance of doubt, no Approved 102 Stock Option shall be deemed granted before the lapse of thirty (30) days from the due submission of this Appendix to the ITA.

2.8	“Employee” – shall have the meaning ascribed to it in the Plan, and for the purpose hereof, shall also include a director and an individual who is serving as an Office Holder or director of any Affiliate of the Company, but excluding any Controlling Shareholder.

2.9	“ITA” – means the Israeli Tax Authorities.

2.10	“Non-Employee” – means a consultant, adviser, service provider, including, inter alia, any other person who is part of the upper management of the Company and who grants managerial services to the Company, Controlling Shareholder or any other person who is not an Employee.

2.11	“Office Holder” (“Nose Misra”) – as such term is defined in the Companies Law.

2.12	“Participant” – shall have the meaning ascribed to it in the Plan, and for the purpose hereof, shall also mean a person who receives or holds a Stock Option under this Appendix.

2.13	“Ordinary Income Stock Option” or “OISO” – means an Approved 102 Stock Option elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(1) of the Ordinance.

2.14	“102 Stock Option” – means a Stock Option that the Administrator intends to be a “102 Stock Option”, which shall only be granted to Employees of the Company who are not Controlling Shareholders, and shall be subject to and construed consistently with the requirements of Section 102. The Company shall have no liability to a Participant or to any other party, if a Stock Option (or any part thereof), which is intended to be a 102 Stock Option, is not a 102 Stock Option. Approved 102 Stock Options may either be classified as Capital Gain Stock Options or as Ordinary Income Stock Options.

2.15	“3(i) Stock Option” – means Stock Options that do not contain such terms as will qualify under Section 102 of the Ordinance.

2.16	“Section 102” – means Section 102 of the Ordinance and any regulations, rules, orders or procedures promulgated thereunder as now in effect or as hereafter amended.

2

2.17	“Trustee” – shall mean any individual or entity appointed by the Company to serve as a trustee and approved by the ITA, all in accordance with the provisions of Section 102(a) of the Ordinance.

2.18	“Unapproved 102 Stock Option” – means a 102 Stock Option granted pursuant to Section 102(c) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended, and not held in trust by a Trustee.

3.	ADMINISTRATION

This Appendix shall be administered by the Administrator, pursuant to Section 3 of the Plan. The Administrator may issue shares of Common Stock and/or Stock Options pursuant to this Appendix. In the event of issuance of shares of Common Stock the recipient of such shares shall be deemed a Participant hereunder and the provisions of this Appendix shall apply to such issuance and to the issued shares of Common Stock, mutatis mutandis.

4.	ISSUANCE OF STOCK OPTIONS; ELIGIBILITY

4.1.	The persons eligible for participation in the Plan as Participants under this Appendix shall include any Employees, Office Holders and/or Non-Employees of the Company as such term is defined above, who are residents of the State of Israel or who are deemed to be residents of the State of Israel for the purposes of tax payment; provided, however, that (i) such Employees and Office Holders may only be granted 102 Stock Options; and (ii) such Non-Employees and/or Controlling Shareholders may only be granted 3(i) Stock Options.

4.2.	The Administrator may designate Stock Options granted to Israeli Employees pursuant to Section 102 as Approved 102 Stock Options or as Unapproved 102 Incentive Stock Options.

4.3.	The grant of 102 Stock Options shall be made under this Appendix adopted by the Board. Furthermore, the grant of Approved 102 Stock Options shall be conditioned upon the approval of this Appendix by the ITA.

4.4.	Without derogating from the above, the Administrator’s election of the type of an Approved 102 Stock Options as CGSO or OISO to be granted to Israeli Employees and Office Holders (the “Election”), shall be appropriately filed with the ITA before the Date of Grant of the first Approved 102 Stock Option under such Election. Such Election shall remain in effect until changed, not earlier than the end of the year following the calendar year during which the Company first granted Approved 102 Stock Options under such Election. The Company shall grant only the type of Approved 102 Stock Option it has elected in accordance with the Election to all Participants who were granted Approved 102 Stock Options during the period indicated above, all in accordance with the provisions of Section 102(g) of the Ordinance, including any and all rules and regulations promulgated thereunder, as now in effect or as hereafter amended. For avoidance of doubt, such Election shall not prevent the Company from granting Unapproved 102 Stock Options simultaneously.

3

4.5.	All Approved 102 Stock Options must be held in trust by a Trustee as described in Section 5 below.

4.6.	Each Stock Option granted pursuant to this Appendix shall be evidenced by an Award Agreement, substantially in such form attached hereto as Exhibits A and B. Each Award Agreement shall state, among other matters, the number of shares of Common Stock to which the Stock Option relates, the type of Stock Option granted thereunder (whether an CGSO, OISO, Unapproved 102 Stock Option or a 3(i) Stock Option), the vesting dates, the exercise price per share, the expiration date and such other terms and conditions included in the agreement, including any such other terms that the Administrator in its discretion may prescribe, provided in all cases that they are consistent with this Appendix and the Plan. The Award Agreement shall be delivered to the Participant and executed by the Participant and shall incorporate the terms of the Plan and this Appendix by reference, and specify the terms and conditions thereof and any rules applicable thereto.

4.7.	The designation of Unapproved 102 Stock Options and Approved 102 Stock Options shall be subject to the terms and conditions set forth in Section 102 and the regulations promulgated thereunder.

4.8.	Anything in the Plan to the contrary notwithstanding, all grants of Stock Options to directors and office holders shall be authorized and implemented in accordance with the provisions of the Companies Law or any successor act or regulation, as in effect from time to time.

5.	TRUSTEE

5.1.	Approved 102 Stock Options or shares of Common Stock which shall be granted under the Plan and this Appendix and/or any shares of Common Stock allocated or issued upon exercise of such Approved 102 Stock Options, shall - notwithstanding anything in the Plan to the contrary – be allocated or issued to the Trustee (and registered in the Trustee’s name in the register of shareholders of the Company) and held for the benefit of the Participants for such period of time as required by Section 102 (the “Restricted Period”). All certificates representing shares of Common Stock issued to the Trustee under the Plan and this Appendix shall be deposited with the Trustee, and shall be held by the Trustee until such time that such shares of Common Stock are released from the aforesaid trust as herein provided. In case the requirements for Approved 102 Stock Options are not met, then the Approved 102 Stock Options may be treated as Unapproved 102 Stock Options, all in accordance with the provisions of Section 102.

5.2.	Anything in the Plan to the contrary notwithstanding, the Trustee shall not release any shares of Common Stock allocated or issued upon exercise of Approved 102 Stock Options prior to the full payment of the Participant’s tax liabilities arising from Approved 102 Stock Options, which were granted to such Participant, and/or from any shares of Common Stock allocated or issued upon exercise of such Stock Options.

5.3.	With respect to any Approved 102 Stock Option, subject to the provisions of Section 102, a Participant shall not be entitled to sell or release from trust any share of Common Stock received upon the exercise of an Approved 102 Stock Option until the lapse of the Restricted Period required under Section 102. Notwithstanding the above, if any such sale or release occurs during the Restricted Period, the tax liabilities under Section 102 shall apply to and shall be borne by such Participant.

5.4.	Upon receipt of an Approved 102 Stock Option, the Participant will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan and this Appendix, or any Approved 102 Stock Option or share of Common Stock granted to the Participant thereunder. Such release may be incorporated into the Award Agreement.

4

5.5.	3(i) Stock Options which shall be granted under this Appendix, may, but need not, be issued to the Trustee, and if so issued to the Trustee, shall be held for the benefit of the Participant. The Trustee shall hold such Stock Options and the shares of Common Stock issued upon the exercise thereof (in the event of an exercise of such Stock Options) pursuant and subject to Section 3(i) of the Ordinance, including any and all rules, regulations, orders and procedures promulgated thereunder, as now in effect or as hereafter amended. Anything to the contrary notwithstanding, the Trustee shall not release any 3(i) Stock Options held by it and which were not already exercised into shares of Common Stock by the Participant, nor shall the Trustee release any shares of Common Stock issued upon the exercise of 3(i) Stock Options – in both cases – prior to the full payment of the relevant Participant’s tax liabilities arising from those 3(i) Stock Options which were granted to him and from any shares of Common Stock issued upon the exercise of such 3(i) Stock Options.

6.	FAIR MARKET VALUE FOR TAX PURPOSES

The per share exercise price for the shares of Common Stock underlying the Stock Options, shall be determined by the Administrator pursuant to the Plan (the “Exercise Price”). The form of consideration for exercising a Stock Option shall be determined by the Administrator pursuant to the Plan, provided however, that cashless exercise for Stock Options granted under this Appendix, may be implemented by the Company only following the lapse of the Restricted Period, unless otherwise determined by the Administrator with the approval of the ITA, to the extent such approval is necessary to receive and/or to keep any tax benefit pursuant to Section 102.

Without derogating from the terms and conditions of the Plan and this Appendix, solely for the purpose of determining the tax liability pursuant to Section 102(b)(3) of the Ordinance, if at the Date of Grant the Company’s shares of Common Stock are listed on any established national securities exchange or a national market system or if the Company’s shares of Common Stock will be registered for trading within ninety (90) days following the Date of Grant, the Fair Market Value of a share of Common Stock at the Date of Grant shall be determined in accordance with the average value of the Company’s shares on the thirty (30) trading days preceding the Date of Grant or on the thirty (30) trading days following the date of registration for trading, as the case may be.

7.	EXERCISE OF STOCK OPTIONS

Stock Options shall be exercised by the Participant’s giving a written notice and remitting payment of the total Option Price to the Administrator or to any third party designated by the Administrator (the “Representative”), in such form and method as may be determined by the Administrator and the Trustee and, when applicable, in accordance with the requirements of Section 102, which exercise shall be effective upon receipt of such notice by the Administrator or the Representative and the payment of the Option Price at the Company’s or the Representative’s principal office. With respect to Unapproved 102 Stock Options, if the Participant ceases to be employed by the Company or any Affiliate, the Participant shall extend to the Company and/or its Affiliate a security or guarantee for the payment of tax due at the time of sale of the shares of Common Stock, all in accordance with the provisions of Section 102.

5

In the event that the Trustee hold shares of Common Stock in trust, the Trustee shall not, with respect to such shares, represent the holder of such shares in any meeting of the stockholders of the Company or any action of the stockholders of the Company by written consent. The Trustee shall provide the Company on such date or as shall be mutually agreed between the Trustee and the Company, with a power-of-attorney to participate and vote in such meetings and execute such actions by written consent with respect to all shares of Common Stock held in trust, if so requested by the Company.

8.	INTEGRATION OF SECTION 102 AND TAX COMMISSIONER’S APPROVAL

8.1.	With regards to Approved 102 Stock Options, the provisions of the Plan, this Appendix and the Award of any Award Agreement, the Award Agreement shall be subject to the provisions of Section 102 and the Income Tax Commissioner’s approval, and the said provisions and permit shall be deemed an integral part of the Plan and of the Award Agreement.

8.2.	Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan, this Appendix or the Award Agreement, shall be considered binding upon the Company and the Participants.

9.	TAX CONSEQUENCES

9.1.	To the extent permitted by Applicable Law, any tax consequences arising from the grant or exercise of any Stock Option, from the payment for shares of Common Stock covered thereby or from any other event or act (of the Company, and/or its Affiliates, and/or the Trustee or the Participant), hereunder, shall be borne solely by the Participant. The Company and/or its Affiliates and/or the Trustee shall withhold taxes according to the requirements under Applicable Law, rules, and regulations, including withholding taxes at source. Furthermore, the Participant agrees to indemnify the Company and/or its Affiliates and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Participant.

9.2.	The Company and/or the Trustee shall not be required to release any share certificate to a Participant until all required payments have been fully made by the Participant and unless the Participant requests delivery of such certificate, in writing in accordance with the procedures established by the Administrator.

10.	GOVERNING LAW & JURISDICTION

This Appendix shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. Notwithstanding anything stated herein to the contrary, if and to the extent any issue or matter arises hereunder which involves the application of another jurisdiction or the requirements relating to the administration of Stock Options of any stock exchange or quotation system, then such laws and requirements shall apply and shall govern such issues or matters, in accordance with any Applicable Law. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction to adjudicate any dispute that may arise in connection with the application, interpretation or enforcement of Section 102 including (without limitation) matters involving the Trustee and the Israeli tax consequences of the Stock Options or the shares of Common Stock in trust and the release and transfer of such Stock Options or shares of Common Stock by the Trustee.

NanoVibronix Inc.

6

NANOVIBRONIX, INC.
525 EXECUTIVE BLVD.
ELMSFORD, NY 10523

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 20, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - **Go to www.virtualshareholdermeeting.com/NAOV2021SM2**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 20, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NOTE: Such other business as may arise and that may properly be conducted at the Special Meeting or any adjournment or postponement thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000522710_1 R1.0.0.177

NANOVIBRONIX, INC.
Special Meeting of Stockholders
December 21, 2021 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Stephen Brown, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock or preferred stock of NANOVIBRONIX, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., New York Time, on December 21, 2021 virtually at www.virtualshareholdermeeting.com/NAOV2021SM2, and any adjournment, continuation or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000522710_2 R1.0.0.177